Exhibit 10.9

APPS GENIUS CORP

PROMISSORY NOTE

$5,000	Issuance Date: December 28, 2011

This Promissory Note (the “Note”) is duly authorized and issued by Apps Genius Corp, a company organized under the laws of the state of Nevada (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay to the order of Adam Kotkin and or its registered assignee (the “Holder”), the principal sum of $5,000 (the “Principal Amount”) plus interest on  the earlier of (i) June 30, 2012, or (ii) within three (3) Business Days of the closing date of a Qualified Offering (as defined below) (the “Maturity Date”). At the sole option of the Company, the Company may elect to extend the Maturity Date for up to 12 months (the “Extended Maturity Date”).

The following is a list of defined terms that are in used in this Note:

A.           “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

B.           “Extended Interest Amount” means an interest rate of 6.5% per annum.

C.           “Interest Amount” means an interest rate of rate of 6% per annum.

D.           “Qualified Offering” means a private placement of certain equity securities offered by the Company, of a minimum amount of two hundred fifty thousand dollars ($250,000), with the proceeds of the offering to be received directly by the Company.

1.            Interest. Interest shall accrue at the Interest Amount and shall compound monthly. In the event that the Company elects to extend the Note past the Maturity Date, then the interest shall be increased to the Extended Interest Amount for any period the Note is outstanding past the Maturity Date.

If any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, then the same shall instead be due on the next succeeding day which is a Business Day.

2.            Event of Default. If any of the following events, acts or circumstances shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or otherwise) it shall be considered an Event of Default:

(a)           If the Company shall fail to make payment required under this Note within ten (10) Business Days after written demand therefore by the Holder; or

(b)           The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

(c)           Rights of Holder upon Default.  Upon the occurrence and during the continuation of any Event of Default, immediately and without notice, all outstanding principal payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.  AS COLLATERAL SECURITY FOR THE PAYMENT AND PERFORMANCE OF THE BORROWER’S OBLIGATIONS UNDER THE NOTE AND THE PROMPT AND PUNCTUAL PERFORMANCE OF ALL UNDERTAKINGS AND COVENANTS OF THE BORROWER UNDER OR PURSUANT TO THE NOTE, WHETHER NOW EXISTING OR HEREAFTER INCURRED (HEREINAFTER COLLECTIVELY REFERRED TO AS THE “OBLIGATIONS”), EACH DEBTOR HEREBY GRANTS TO THE SECURED PARTY A LIEN UPON AND SECURITY INTEREST IN ALL ASSETS AND PROPERTY OF EVERY KIND, NATURE AND DESCRIPTION, WHEREVER LOCATED AND IN WHATEVER FORM, WHETHER REAL OR PERSONAL, INCLUDING, WITHOUT LIMITATION ALL ACCOUNTS AND ACCOUNTS RECEIVABLE, INVENTORY, MACHINERY, EQUIPMENT, FIXTURES, CASH OR CASH EQUIVALENTS, GENERAL INTANGIBLES, INTELLECTUAL PROPERTY (INCLUDING, WITHOUT LIMITATION, TRADEMARKS, COPYRIGHTS, PATENTS), CHATTEL PAPER (WHETHER TANGIBLE OR ELECTRONIC), INSTRUMENTS, LETTER OF CREDIT RIGHTS, SECURITIES AND INVESTMENT PROPERTY, FINANCIAL ASSETS, DEPOSIT ACCOUNTS, DOCUMENTS, GOODS (INCLUDING WITHOUT LIMITATION, ALL ACCESSIONS TO ANY GOODS), CAUSES OF ACTION AND OTHER PROPERTY RIGHTS TO CASH SETTLEMENTS, AND ALL BOOKS AND RECORDS PERTAINING TO ALL SUCH PROPERTY, IN WHICH SUCH DEBTOR AT ANY TIME HAS ANY RIGHT, TITLE AND INTEREST (THE “COLLATERAL”).

3.            Miscellaneous.

(a)           Prepayment and repayment.  At any time the Company may pay any outstanding amount then owing under this Note to the Holder without further fee or penalty.

(b)           Governing Law.   This Note shall be governed by the laws of the State of New Jersey as applied to contracts entered into and to be performed entirely within the State of New Jersey.

(c)           Waiver of Jury Trial.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE HOLDER OR THE COMPANY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER'S PURCHASING THIS NOTE.

                    (d)           Notices.

i. Any notice pursuant to this Note to be given or made by the Holder to or upon the Company shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Company to the Holder) as follows:

To the Company:	Apps Genius Corp
157 Broad Street, Suite 109-c
Red Bank, NJ 07701
Attn: Adam Kotkin
Phone: (732) 530-1267
Facsimile: (732) 741-2842

To the Holder:	Adam Kotkin

Any notice pursuant to this Note to be given or made by the Company to or upon the Holder shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Holder to the Company) to the address of the Holder set forth above.

(e)           No Waiver.  No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

(f)           Modification and Severability.  If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency.  If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Note, but this Note shall be construed as if such unenforceable provision had never been contained herein.

(g)           Parties in Interest.  All covenants, agreements and undertakings in this Note binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

(h)           Facsimile Signature.  In the event that the Company’s signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the Company with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

APPS GENIUS CORP

By:	/s/ Adam Kotkin
Name: Adam Kotkin
Title: Chief Executive Officer

ADAM KOTKIN

By:	/s/ Adam Kotkin
Name: Adam Kotkin